EXHIBIT 10.1
                                 Certification

I, Adam J.Applegarth, Chief Executive Officer, certify that:

1. I have reviewed this annual report on Form 20-F of Northern Rock plc ("Northern Rock");

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Northern Rock as of, and for, the periods presented in this annual report;

4. The Group Finance Director and I are responsible for establishing and maintaining Northern Rock's disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) and have:

     a) designed such disclosure controls and procedures to ensure that material information relating to Northern Rock, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b) evaluated the effectiveness of Northern Rock's disclosure controls and procedures within 90 days before the filing date of this annual report (the "Evaluation Date"); and

     c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures as of the Evaluation Date;

5. The Group Finance Director and I have disclosed, based on our most recent evaluation, to Northern Rock's auditors and the audit committee of Northern Rock's board of directors:

     a) all significant deficiencies in the design or operation of internal controls that could adversely affect Northern Rock's ability to record, process, summarize and report financial data and have identified for Northern Rock's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees with a significant role in Northern Rock's internal controls; and

6. The Group Finance Director and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: June 24, 2003

 /s/ Adam J. Applegarth
--------------------------------
Name:    Adam J. Applegarth
Title:   Chief Executive Officer

                                 Certification

I, Robert F. Bennett, Group Finance Director, certify that:

1. I have reviewed this annual report on Form 20-F of Northern Rock plc ("Northern Rock");

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Northern Rock as of, and for, the periods presented in this annual report;

4. The Chief Executive Officer and I are responsible for establishing and maintaining Northern Rock disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) and have:

     a) designed such disclosure controls and procedures to ensure that material information relating to Northern Rock, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b) evaluated the effectiveness of Northern Rock's disclosure controls and procedures within 90 days before the filing date of this annual report (the "Evaluation Date"); and

     c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures as of the Evaluation Date ;

5. The Chief Executive Officer and I have disclosed, based on our most recent evaluation, to Northern Rock's auditors and the audit committee of Northern Rock's board of directors:

     a) all significant deficiencies in the design or operation of internal controls that could adversely affect the Northern Rock's ability to record, process, summarize and report financial data and have identified for Northern Rock's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees with a significant role in Northern Rock's internal controls; and

6. The Chief Executive Officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  June 24, 2003

 /s/ Robert F. Bennett
----------------------------
Name:  Robert F. Bennett
Title: Group Finance Director